SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 20, 2003

                         Commission File Number: 1-18592


                           Merit Medical Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Utah                                             87-0447695
-------------------------------                       --------------------------
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                            Identification No.)


          1600 W. Merit Parkway
           South Jordan, Utah                                     84095-2415
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                          (Zip Code)


               Registrant's Telephone Number, Including Area Code:
               ---------------------------------------------------
                                 (801) 253-1600


                                      N/A
        ----------------------------------------------------------------
        (Former name, former address, and formal fiscal year, if changed since last report)

ITEM 11.     TEMPORARY SUSPENSION OF TRADING
             UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

The Registrant sent the following notice on February 27, 2003 to its executive officers and directors pursuant to Rule 104(b)(2) of Regulation BTR:

                 REQUIRED NOTICE OF SPECIAL TRADING RESTRICTIONS
                      UNDER RULE 104 OF SEC REGULATION BTR

         In connection with a change in the outside administration and record keeping company for the Merit Medical Systems, Inc. 401(k) Profit Sharing Plan and Trust (the "Plan"), the Plan will be entering a "blackout period" during which Plan participants will not be able to change the investment of their Plan account balances or take Plan loans or distributions. The Plan's blackout period is expected to last from March 27, 2003 through April 18, 2003. Notice of the Plan blackout was given to Plan participants on February 20, 2003.

         Applicable federal securities law prohibits directors and executive officers of Merit Medical Systems, Inc. from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any shares of Merit Medical Systems, Inc. common stock or other equity securities of Merit Medical Systems, Inc., including options to acquire common stock and other derivative securities, during the Plan blackout period. This special trading restriction, which was enacted as part of the Sarbanes-Oxley legislation last year, bars trades within the Plan as well as trades outside the Plan and is in addition to the Company's long-standing policy restricting insider trading during quarterly blackout periods associated with the release of earnings data. Again, the Plan blackout period, and thus the period in which you are prohibited from trading Company shares, is expected to begin on March 27, 2003 and expected to end on April 18, 2003.

         The special Sarbanes-Oxley trading restriction during the Plan blackout period is subject to certain exceptions. For example, it does not apply to certain gifts or forced sales. Nor does it apply to sales of securities that you can prove through specific tracing were acquired other than in connection with services rendered as an executive employee or director of the Company. The Plan blackout period will overlap to a substantial degree with our regular quarterly blackout on insider trading (to which the exceptions do not apply). Those exceptions generally will be of little utility to you in this particular case.

         If you have any questions regarding possible exceptions to the Sarbanes-Oxley trading restrictions, the restriction itself, or the Plan blackout period, please contact Rashelle Perry at 1600 West Merit Parkway, South Jordan, Utah 84095 (telephone number 801-253-1600).

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





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February ___, 2003          MERIT MEDICAL SYSTEMS, INC.


                                    By    /s/ Kent W. Stanger
                                      -----------------------------------------
                                              Kent W. Stanger
                                              (Chief Financial Officer
                                              Principal Financial
                                              and Accounting Officer)










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